                                                                 EXHIBIT 25.01


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                    ----------------------------------------

                                    FORM T-1

              STATEMENT OF ELIGIBILITY AND QUALIFICATION UNDER THE

                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION

                          DESIGNATED TO ACT AS TRUSTEE

                  --------------------------------------------

                     BANK OF OKLAHOMA, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

Oklahoma                                                              73-0780382
(State of Incorporation)                                        (I.R.S. employer
                                                          identification number)
Bank of Oklahoma Tower
P.O. Box 2300
Tulsa, Oklahoma                                                            74192
(Address of Principal Executive Offices)                              (Zip Code)

Frederic Dowart
Old City Hall
124 East Fourth Street
Tulsa, Oklahoma 74103-5010
Phone (918) 583-9922
(Name, address and telephone number of agent for service)

                   ------------------------------------------


                        OKLAHOMA GAS AND ELECTRIC COMPANY
               (Exact name of obligor as specified in its charter)

incorporated under the laws of the
   State of Oklahoma                                                  73-0382390
(State or other jurisdiction of                                 (I.R.S. employer
incorporation or organization                                identification No.)


101 N. Robinson, 14th Floor
Oklahoma City, Oklahoma                                                    73101
(Address of Principal Executive Offices)                              (Zip Code)

                 ____% Junior Subordinated Debentures, Due 2037
                       (Title of the indenture securities)

1.   GENERAL INFORMATION.

          Furnish the following information as to the trustee--

          (a) Name and address of each examining or supervising authority to which it is subject.

               Primary Regulator:

                    Office of the Comptroller of the Currency
                    Southwestern Region
                    1600 Lincoln Plaza
                    500 Akard
                    Dallas, TX 75201-3394

               Federal Reserve Bank of Kansas City
                    925 Grand Avenue
                    Kansas City, MO  64198

               Federal Deposit Insurance Corporation
                    Washington, D.C.

          (b)  Whether it is authorized to exercise corporate trust powers.

               Yes.

2.   AFFILIATIONS WITH THE OBLIGOR.

          If the obligor is an affiliate of the trustee, describe each such affiliation.

          None.  See note following item 16 hereof.

3.   VOTING SECURITIES OF THE TRUSTEE.*

          Furnish the following information as to each class of voting securities of the trustee:

                                 As of 12-31-96

         Col. A                                                     Col. B
     Title of Class                                           Amount Outstanding
     --------------                                           ------------------

     Common Stock, $3.46 par value                                 11,200 shares

----------------------
* All of the outstanding voting securities of the trustee are owned, directly (88%) or indirectly through wholly-owned subsidiaries (12%), by BOK Financial Corporation, an Oklahoma corporation. BOK Financial Corporation is a one bank holding company subject to regulation by the Federal Reserve Board pursuant to the Bank Holding Company Act. George B. Kaiser, Chairman of the Board of Directors and Chief Executive Officer, owns approximately 79% of the outstanding voting securities of BOK Financial Corporation. Answers herein concerning voting securities of the trustee owned by third parties relate to the outstanding voting securities of BOK Financial Corporation. As of December 31, 1996, there were 21,181,341 shares of $.00006 par value common stock of BOK Financial Corporation outstanding. Answers to all other items of this statement of eligibility and qualification on Form T-1 relate to the trustee only, and do not contain information regarding BOK Financial Corporation.

4.   TRUSTEESHIPS UNDER OTHER INDENTURES.

          If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, furnish the following information:

     (a)  Title of the securities outstanding under each other indenture:

          $32,400,000 - Muskogee Industrial Trust Adjustable Rate Pollution Control Revenue Bonds, 1995 Series A.

          $47,000,000 - Garfield County Industrial Authority Adjustable Rate Pollution Control Revenue Refunding Bonds, 1995 Series A.

          $56,000,000 - Muskogee Industrial Trust Pollution Control Revenue Bonds, 1987 Series A.

     (b) A brief statement of the facts relied upon as a basis for the claim that no conflicting interest within the meaning of Section of 310(b)
          (1) of the Trust Indenture Act of 1939 (the "Act") as a result of the trusteeship under any such other indenture, including a statement as to how the indenture securities will rank as compared with the securities issued under such other indenture.

          The securities outstanding listed above in 4(a) are not in default, therefore, a conflict of interest does not exist.

          Our current relationship of securities outstanding listed in 4(a) above are revenue bonds, as compared to subordinated debt securities.

5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS.

          If the trustee or any of the directors or executive officers of the trustee is a director, officer, partner, employee, appointee, or representative of the obligor or of any underwriter for the obligor, identify each such person having any such connection and state the nature of each such connection.

     None.  See note following item 16 hereof.

6.   VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS OFFICIALS.

          Furnish the following information as to the voting securities of the trustee owned beneficially by the obligor and each director, partner and executive officer of the obligor.

                                  As of 1-30-97

   Col. A                Col. B                Col. C             Col. D
                                                               Percentage of
                                                             Voting Securities
                                                              Represented by
                                            Amount Owned      Amount Given in
Name of Owner        Title of Class         Beneficially      Col. C
-------------        --------------         ------------      ---------------

Bank of Oklahoma, National Association, is a wholly owned subsidiary of BOK Financial Corporation. William E. Durrett is a Director of BOF Financial Corporation and Oklahoma Gas and Electric Company.

7.   VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR OFFICIALS.

          Furnish the following information as to the voting securities of the trustee owned beneficially by each underwriter for the obligor and each director, partner, and executive officer of each such underwriter.

                                  As of 1-30-97


 Col. A                  Col. B                Col. C             Col. D
                                                               Percentage of
                                                             Voting Securities
                                                              Represented by
                                            Amount Owned     Amount Given in
Name of Owner        Title of Class         Beneficially     Col. C
-------------        --------------         ------------     -----------------

None.  See note following item 16 hereof.

8.   SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

          Furnish the following information as to securities of the obligor owned beneficially or held as collateral security for obligation in default by the trustee.

                                  As of 1-30-97

Col. A                   Col. B                Col. C             Col. D

                                           Amount Owned
                       Whether the         Beneficially         Percent of
                       securities          or Held as Col-      Represented
                       are voting         lateral Security       by Amount
                      or nonvoting         for Obligations       Given in
Title of Class        securities           in default            Col. C.
--------------        ------------        ----------------      -----------

None.

9.   SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

          If the trustee owns beneficially or holds as collateral security for obligations in default any securities of any underwriter for the obligor, furnish the following information as to each class of securities of such underwriter any of which are so owned or held by the trustee:

                                  As of 1-30-97

 Col. A                  Col. B                Col. C              Col. D

                                          Amount Owned         Percent of
                                         Beneficially or       Voting
                                         Held as Collateral    securities
Title of                                 Security for Obli-    Represented by
Issuer and             Amount            gations in default    Amount Given
Title of Class         Outstanding       by Trustee            in Col. C.
--------------         -----------       ------------------    --------------

None.  See note following item 16 hereof.

10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

          If the trustee owns beneficially or holds as collateral security for obligations in default voting securities of a person who, to the knowledge of the trustee (1) owns 10 percent or more of the voting securities of the obligor or (2) is an affiliate, other than a subsidiary, of the obligor, furnish the following information as to the voting securities of such person.

                                  As of 1-30-97

 Col. A                  Col. B                Col. C              Col. D

                                         Amount Owned
                                         Beneficially or        Percentage of
                                         Held as Collateral     Class Repre-
Title of                                 Security for Obli-     sented by
Issuer and             Amount             gations in default    Amount Given
Title of Class         Outstanding       by Trustee             in Col. C.
--------------         -----------       -------------------    -------------

None.

11. OWNERSHIP OR HOLDING BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

     If the trustee owns beneficially or holds as collateral security for obligations in default any securities of a person who to the knowledge of the trustee, owns 50 percent or more of the voting securities of the obligor, furnish the following information as to each class of securities of such person any of which are so owned or held by the trustee:

                                  As of 1-30-97

 Col. A                  Col. B                Col. C              Col. D

                                         Amount Owned
                                         Beneficially or        Percentage of
                                         Held as Collateral     Class Repre-
Title of                                 Security for Obli-     sented by
Issuer and             Amount             gations in default    Amount Given
Title of Class         Outstanding       by Trustee             in Col. C.
--------------         -----------       -------------------    -------------

None.

12.  INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

          Except as noted in the instructions, if the obligor is indebted to the trustee, furnish the following information:

                                  As of 1-30-97

        Col. A                       Col. B                        Col. C
Nature of Indebtedness         Amount Outstanding                 Date Due
----------------------         ------------------                 --------

Line of Credit (Commercial)            -0-                        12-6-2000

13.  DEFAULTS BY THE OBLIGOR

     (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

          The securities issued under this indenture have never been in default and are currently not in default.

     (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected and explain the nature of any such default.

          None.

14.  AFFILIATIONS WITH THE UNDERWRITERS.

          If any underwriter is an affiliate of the trustee, describe each such affiliation.

     None.  See note following item 16 hereof.

15.  FOREIGN TRUSTEE.

          Identify the order or rule pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act.

     Not applicable.  The trustee is not a foreign trustee.

16.  LIST OF EXHIBITS.

          List below all exhibits filed as a part of this statement of eligibility and qualification.

          (1) A copy of the articles of association of the trustee as now in effect.

               Incorporated by reference to exhibit number 1 filed with registration statement number 33-69832.

          (2) A copy of the certificate of authority of the trustee to commence business.

               Incorporated by reference to exhibit number 2 filed with registration statement number 33-69832.

          (3) A copy of the authorization of the trustee to exercise Corporate Trust powers.

          (4)  A copy of the existing bylaws of the trustee.

               Incorporated by reference to exhibit number 4 filed with registration statement number 33-69832.

          (5)  The consents of United States institutional trustees required by
               Section 321(b) of the Act.

          (6)  A copy of the latest report of condition of the trustee.

                                      NOTE

     To the best of the knowledge and belief of the trustee, there is no person, firm or corporation ordinarily engaged in underwriting securities of private corporations: (1) which is an affiliate of the trustee; (2) of which any director or executive officer of the trustee is a director, officer, partner, employee, appointee or representative; (3) which together with its directors, partners and executive officers, taken as a group, owns beneficially more than one percent (1%) of the voting securities of BOK Financial Corporation; or (4) whose securities of any class are owned beneficially by the trustee or held by the trustee as collateral security for obligations in default in excess of one percent (1%) of the outstanding securities of such class. In answering any item in this statement of eligibility and qualification which relates to matters peculiarly within the knowledge of the obligor or any underwriter for the obligor, the trustee has relied upon information furnished to it by the obligor or the underwriters and the trustee disclaims responsibility for the accuracy and completeness of such information.

                      -------------------------------------

                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, Bank of Oklahoma, National Association, a corporation organized and existing under the laws of the State of Oklahoma, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Oklahoma City and the State of Oklahoma, on the 30th day of January, 1997.

                                          Bank of Oklahoma, National Association


                                          By:    /s/ Timothy M. Cook
                                             -----------------------------------
                                             Timothy M. Cook
                                             Vice President and
                                             Trust Officer

Attest:    /s/ Rachel Redd-Singleton
       --------------------------------
       Rachel Redd-Singleton
       Assistant Vice President
       and Trust Officer

                                                                     EXHIBIT 3



                  EXCERPT OF BANK OF OKLAHOMA, N.A. RESOLUTION

                                       ***


     BE IT FURTHER RESOLVED that the Executive Vice President and Senior Trust Officer shall have the following powers and duties, in addition to those hereinabove set forth:

     1. He shall be responsible for the executive management of the Trust Division, and shall, have authority to execute, on the behalf of the Bank, contracts, documents or papers pertaining to the performance by the Trust Division of fiduciary powers of the Bank, and, if necessary, to cause the seal of the Bank to be affixed thereto; and he is hereby authorized and empowered to sell, assign, transfer and deliver any and all shares of stocks, bonds, debentures, notes, evidences of indebtedness, or other securities now or hereafter standing in the name of the Bank in any fiduciary capacity, and to make, execute and deliver, any and all written instruments necessary or proper to effectuate the authority hereby conferred...

                                       ***

     All other officers and agents designated by the Board of Directors and assigned to the Trust Division shall, under the supervision of the Executive Vice President and Senior Trust Officer, perform any duties as may be required of such last named officer or agent, and may exercise any of the powers and authorities by this Resolution vested in him;...

                                  CERTIFICATION

     I, the undersigned, Secretary of Bank of Oklahoma, N.A. hereby certify that the above is a true and correct excerpt from the Resolution of the Board of Directors of Bank of Oklahoma, N.A. establishing its Trust Division, passed at a regular monthly meeting of the same, as reflected by the Minutes in the Minute Book of said Bank, and I further certify that at said meeting a quorum of the Directors was present and voting throughout, and I further certify that the following officers and agents are duly elected, qualified and now acting:

MAY, 1996
PAGE ONE



BANK OF OKLAHOMA, N.A. - TRUST-AUTHORIZED SIGNATURES & INITIALS


ACCOUNT NO. 6000 2464 2, 2079 2340 1, 6008 0910 7, 103503051, 209023918.


---------------------------------       -----------------------------------
H. James Holloman                       Pansy A. Nordstrom


---------------------------------       -----------------------------------
Lawrence B. Halka                       David L. Smith


---------------------------------       -----------------------------------
Ida Mae Jacobs                          JoHelen W. Beene


---------------------------------       -----------------------------------
Kenneth W. McCauley                     Diane L. Jenkins


---------------------------------       -----------------------------------
Roger D. Schnell                        Kathleen L. Varner


---------------------------------       -----------------------------------
Karen Ellis                             Jeffrey A. Sanders


---------------------------------       -----------------------------------
C. Wayne Tate                           JoAnn G. Schaub


---------------------------------
Cynthia L. Sutton

MAY, 1996
PAGE TWO



BANK OF OKLAHOMA, N.A. - TRUST-AUTHORIZED SIGNATURES & INITIALS


ACCOUNT NO. 6000 2464 2, 2079 2340 1, 6008 0910 7, 103503051, 209023918.



---------------------------------       -----------------------------------
Joseph L. Rodanski                      Connie J. Larson


---------------------------------       -----------------------------------
Donnie R. Landis                         Lee A. Inbody


---------------------------------       -----------------------------------
Patricia Driskell                       Douglas K. Scott


---------------------------------       -----------------------------------
Carolyn Ritchie                         Elaine K. Ryon


---------------------------------       -----------------------------------
B. Ruth Stockman                        Kimra Hays


---------------------------------       -----------------------------------
Lori Atwell                             John Dulek


---------------------------------       -----------------------------------
Lu Durnal                               J. Rene Cargile


---------------------------------
Donna Neyman

MAY, 1996
PAGE THREE



BANK OF OKLAHOMA, N.A. - TRUST-AUTHORIZED SIGNATURES & INITIALS


ACCOUNT NO. 6000 2464 2, 2079 2340 1, 6008 0910 7, 103503051, 209023918.



---------------------------------       -----------------------------------
Steven G. Bradshaw                      Marcy Huigens


---------------------------------       -----------------------------------
Gary L. Nelson                          Michael R. Hairston


---------------------------------       -----------------------------------
Gail Banham                             Vicky L. Hensley


---------------------------------       -----------------------------------
Paula Bryant-Ellis                      Carolyn R. Stephens


---------------------------------       -----------------------------------
Billie C. Coffee                        David S. Johnson


---------------------------------       -----------------------------------
Lew Ellen Erickson                      Charles E. Murray, II


---------------------------------       -----------------------------------
B. Dean Hudgeons                        Steve Easterling


---------------------------------       -----------------------------------
Marla Colbert                           Azikiwe Pononakoa Jackson

MAY, 1996
PAGE FOUR



BANK OF OKLAHOMA, N.A. - TRUST-AUTHORIZED SIGNATURES & INITIALS


ACCOUNT NO. 6000 2464 2, 2079 2340 1, 6008 0910 7, 103503051, 209023918,
600809272, 0200794 (WATERFORD).


---------------------------------       -----------------------------------
Barbara A. Brown                        Edna M. Nelson


---------------------------------       -----------------------------------
Carl L. Shortt, Jr.                     Jerry M. Williams


---------------------------------       -----------------------------------
Scott G. Davis                          Mary A. McMillin


---------------------------------       -----------------------------------
Andrew W. Hood                          Mark L. Ottaviani


---------------------------------       -----------------------------------
Charles S. Turci                        Marcia J. Estes


---------------------------------       -----------------------------------
Terry L. Brown                          Ellen D. Fleming

MAY, 1996
PAGE FIVE



BANK OF OKLAHOMA, N.A. - TRUST-AUTHORIZED SIGNATURES & INITIALS


ACCOUNT NO. 6000 2464 2, 2079 2340 1, 6008 0910 7, 103503051, 209023918.



---------------------------------       -----------------------------------
Timothy M. Cook                         Rachel Redd-Singleton



---------------------------------       -----------------------------------
Cynthia S. Wilkinson                    T. Elaine Patterson


---------------------------------
Diana Hallum





Dated this _____ day of _________________, 1996.


---------------------------------
Secretary
Bank of Oklahoma, National Association

                                                                       EXHIBIT 5



                               CONSENT OF TRUSTEE



WHEREAS, an Indenture dated as of February 1997 was entered into by and between, Oklahoma Gas and Electric Company, as Issuer, and Bank of Oklahoma, National Association, as Trustee ("Trustee").

Pursuant to Section 321 (b) of the Trust Indenture Act of 1939, the Trustee hereby gives consent that reports of examinations, records, or other information, with respect to the Trustee, of the Treasury Department, the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the Federal Reserve Banks, and the Federal Deposit Insurance Corporation be made available to the Securities and Exchange Commission upon request of such reports, records, or other information.

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Bank of Oklahoma, National Association, a corporation organized and existing under the laws of the State of Oklahoma, has duly signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Oklahoma City and the State of Oklahoma, on the 30th day of January, 1997.

                                             Bank of Oklahoma,
                                             National Association



                                             By: /s/ Timothy M. Cook
                                                 -------------------------
                                                 Timothy M. Cook
                                                 Vice President and
                                                 Trust Officer



Attest:    /s/ Rachel Redd-Singleton
        --------------------------------
        Rachel Redd-Singleton
        Assistant Vice President

Legal Title of Bank: BANK OF OKLAHOMA, NATIONAL ASSOCIATION Call Date:9/30/96
Address: P O B0X 2300
City, State Zip: TULSA, OK 74121-2300
FDIC Certificate No.: 04214

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for September 30, 1996


All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter. Schedule RC--Balance Sheet


                                                                                     C300
                                                       Dollar Amounts in Thousands   | RCON Bil Mil Thou |
ASSETS                                                                               | //////////     |
1. Cash and balances due from depository institutions (from Schedule RC-A):          | //////////     |
    a. Noninterest-bearing balances and currency and coin(1)                         | 0081    313,864| 1.a.
    b. Interest-bearing balances(2)                                                  | 0071       100 | 1.b.
2. Securities:                                                                       | //////////     |
    a. Held-to-maturity securities (from Schedule RC-3, column A)                    | 1754    196,425| 2.a.
    b. Available-for-sale securities (from Schedule RC-B, column D)                  | 1773  1,381,215| 2.b.
3. Federal funds sold and securities purchased under agreements to resell:           | ////////////   |
    a. Federal funds sold                                                            | 0276    15,000 | 3.a.
    b. Securities purchased under agreements to resell                               | 0277    16,225 | 3.b.
4. Loans and lease financing receivables:                                            | ///////////    |
    a. Loans and leases, net of unearned income
                 (from Schedule RC-C)                  | RCON 2122 |  2,259,950      | ///////////    | 4.a.
    b. LESS: Allowance for loan and lease losses       | RCON 3123 |     43,871      | ///////////    | 4-b
    c. LESS: Allocated transfer risk reserve           | RCON 3128 |          0      | ///////////    | 4.c.
    d. Loans and leases, net of unearned income,                                     | ///////////    |
                 allowance, and reserve (item 4.a minus 4.b and 4.c)                 | 2125 2,216,079 | 4.d.
5. Trading assets (from Schedule RC-D)                                               | 3545     4,015 | 5.
6. Premises and fixed assets (including capitalized leases)                          | 2145    43,443 | 6.
7. Other real estate owned (from Schedule RC-M}                                      | 2150     4,158 | 7.
8. Investments in un consolidated subsidiaries
     and associated companies (from Schedule RC-M)                                   | 2130         0 | 8.
9. Customers liability to this bank on acceptances outstanding                       | 2155        60 | 9.
10. Intangible assets (from Schedule RC-M)                                           | 2143    88,819 | 10.
11. Other assets (from Schedule RC-F)                                                | 2160    74,942 | 11.
12. Total assets (sum of items 1 through 11)                                         | 2170 4,354,345 | 12.

__________
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.


LIABILITIES                                                                          | ///////////    |
13. Deposits:                                                                        | ///////////    |
     a. In domestic offices (sum of totals of columns A and C from Schedule RC-E)    | 2200 3,163,613 | 13.a.
                   (1) Noninterest-bearing(1)          | RCON 6631 |    723,570      | ///////////    | 13.a.(1)
                   (2) Interest-bearing                       | RCON 6636| 2,440,048 | ///////////    | 13.a.(2)
     b. In foreign offices, Edge and Agreement subsidiaries, and IBFs                | ///////////    |
                   (1) Noninterest-bearing                                           | ///////////    |
                   (2) Interest-bearing                                              | ///////////    |

14. Federal funds purchased and securities sold under agreements to repurchase:      | ///////////    |


     a. Federal funds purchased                                                      | 0278   107,875 | 14.a.
     b. Securities sold under agreements to repurchase                               | 0279   466,254 | 14.b.
15. a. Demand notes issued to the U.S. Treasury                                      | 2840    25,514 | 15.a.
     b. Trading liabilities (from Schedule RC-D)                                     | 3548         0 | 15.b.
16. Other borrowed money:                                                            | ///////////    |
     a. with a remaining maturity of one year or less                                | 2332   146,596 | 16.a.
     b. with a remaining maturity of more than one year                              | 2333    98,607 | 16.b.
17. Mortgage indebtedness and obligations under capitalized leases                   | 2910     1,158 | 17.
l8. Bank's liability on acceptances executed and outstanding                         | 2920        60 | 18.
19. Subordinated notes and debentures                                                | 3200         0 | 19.
20. Other liabilities (from Schedule RC-G)                                           | 2930    38,481 | 20.
21. Total liabilities (sum of items 13 through 20)                                   | 2948 4,048,163 | 21.
                                                                                     | ///////////    |
22. Limited-life preferred stock and related surplus                                 | 3282         0 | 22.

EQUITY CAPITAL                                                                       | ///////////    |
23. Perpetual preferred stock and related surplus                                    | 3838         11|23.
24. Common stock                                                                     | 3230     52,875| 24.
25. Surplus (exclude all surplus related to preferred stock)                         | 3839     71,392| 25.
26. a. Undivided profits and capital reserves                                        | 3632    193,370| 26.a.
    b. Net unrealized holding gains (losses) on available-for-sale securities        | 8434   (11,466)| 26.b.
27. Cumulative foreign currency translation adjustments                              | ///////////    |
28. Total equity capital (sum of items 23 through 27)                                | 3210   306,182 | 28.
29. Total liabilities, limited-life preferred stock, and equity capital              | ///////////    |
    (sum of items 21, 22, and 28)                                                    | 3300 4,354,345 | 29.

Memorandum
  To be reported only with the March Report of Condition.
  1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank
  by independent external auditors as of any date during 1995                        |RCON 6724 | N/A |M.1.

1 - Independent audit of the bank conducted in accordance   4 - Directors' examination of the bank performed by
with generally accepted auditing standards by a certified   other external auditors (may be required by state
public accounting firm which submits a report on the bank    chartering authority)

2 - Independent audit of the bank's parent holding company  5 - Review of the banks financial statements by
conducted in accordance with generally accepted audit-      external auditors
ing standards by a certified public accounting firm which   6 - Compilation of the bank's financial statements
submits a report on the consolidated holding company        by external auditors
(but not on the bank separately)                            7 - Other audit procedures (excluding tax preparation
3 - Directors' examination of the bank conducted in accor-  work)
dance with generally accepted auditing standards by a       8 - No external audit work
certified public accounting firm (may be required by state
chartering authority)



(1) Includes total demand deposits and noninterest-bearing time and savings deposits